U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2012

SurePure, Inc.

(Exact name of Company as specified in its charter)

Nevada	000-54172	26-3550286
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 North Curry Street Carson City, Nevada 89703 (Address of principal executive offices) Telephone: (917) 368-8480 Facsimile: (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

.	☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are filing this Amendment No. 1 to amend Item 4.01 of our current report on Form 8-K filed on December 13, 2012.

Item 4.01	Changes in Registrant’s Certifying Accountant

On December 12, 2012, our board of directors dismissed Seale & Beers CPAs (“S&B”) as our independent registered public accounting firm. Our board of directors immediately engaged Rosen Seymour Shapss Martin & Company LLP (“RSSM”) as our independent registered public accounting firm, effective as of December 12, 2012.  RSSM was the US independent registered public accounting firm of SPI prior to the Share Exchange and, given that our sole line of business is conducted through our wholly-owned subsidiary, our board of directors concluded that RSSM should serve as our independent registered public accounting firm.

S&B’s report on SurePure US’s financial statements for each of the past two fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The reports of S&B, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2011 and 2010 and the subsequent interim periods, there were no: (i) disagreements with S&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to the satisfaction of S&B, would have caused S&B to make reference to the matter in their report, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

On December 20, 2012 the Company provided S&B with a copy of this Current Report and requested that it furnish the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of S&B’s letter is attached as Exhibit 16.2 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2011 and 2010 and the subsequent interim periods, neither SPI nor anyone acting on its behalf consulted RSSM regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

ExhibitNo.	Description

16.2	Letter of Seale & Beers, CPAs dated December 21, 2012 to the United States Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREPURE US, INC. (Registrant)

Date: December 21, 2012	/s/ Stephen Robinson
Stephen Robinson